EXHIBIT 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the PayPal Funds (the “Trust”) on Form N-CSR for the period ending December 31, 2007, as filed with the Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”), the undersigned hereby certifies that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: February 28, 2008	/s/ John Story
John T. Story President and Principal Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the PayPal Funds (the “Trust”) on Form N-CSR for the period ending December 31, 2007, as filed with the Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”), the undersigned hereby certifies that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: February 28, 2008	/s/ Ed Banas
Edward Banas Principal Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.